SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 12, 2013

FORRESTER RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Acorn Park Drive

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 613-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On October 23, 2013, Forrester Research, Inc. issued a press release announcing its financial results for the quarter and nine-month period ended September 30, 2013. Forrester Research is filing today its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter and nine-month period ended September 30, 2013, which includes revised prior period financial statements to correct certain prior period errors and which Forrester Research has concluded were not material individually or in the aggregate to any of the prior reporting periods. These changes are summarized in Note 1 of the Notes to the Consolidated Financial Statements included in Item 1 to the Form 10-Q. As such, the consolidated statements of income for the three and nine-month periods ended September 30, 2013 and certain balance sheet data included in the press release are revised from what was previously disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.

By	/s/ Michael A. Doyle
	Name:	Michael A. Doyle
	Title:	Chief Financial Officer and Treasurer

Date: November 12, 2013